UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01528

Bruce Fund, Inc.

(Exact name of registrant as specified in charter)

20 North Wacker Drive, Suite 2414

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

R. Jeffrey Bruce

Bruce & Co.

20 North Wacker Drive, Suite 2414

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-9160

Date of fiscal year end: 06/30

Date of reporting period: 12/31/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

2010

BRUCE FUND, INC.

SEMI-ANNUAL

REPORT

Report to Shareholders

December 31, 2010

20 North Wacker Drive  —  Suite 2414  —  Chicago, Illinois 60606  —  (312) 236-9160

Management’s Discussion and Analysis (Unaudited)

The Bruce Fund (the “Fund”) shares produced a total return of 16.02% for the six months ended December 31, 2010, compared to a total return of 23.27% for the S&P 500® Index* for the same period. Stock markets rebounded sharply in the period and the Fund’s portfolio trailed the broader averages. The Government bonds had a negative effect, declining almost 8% in the period and the cash position, yielding almost nothing, weighed on the Fund’s performance. The Fund’s convertible bonds, straight corporate bonds as well as the common stocks in the portfolio aided the Fund’s performance in the period.

While we’ve had a robust recovery in the financial markets, we believe that the recovery in the economy is still fragile and prone to weaker than expected activity. Likewise the financial markets will continue to be volatile and possibly more dangerous. We continue to feel inflationary pressures will be subdued and asset deflation is a distinct risk. Thus a more cautious investment posture, as evidenced by our Treasury positions and cash, is still warranted.

Management continues to screen investment opportunities for their long-term capital appreciation potential versus the risks that investment might present. Areas of recent interest continue to be various bonds selling at discounts to par value and offering a reasonable yield as well as some special situation, small capitalization stocks. The bonds as well as the stocks in the portfolio encompass significant investment risks, which are again outlined in the prospectus.

Shareholders are invited to use the toll-free number (800) 872-7823 to obtain any Fund information (including the proxy voting record), or can visit www.thebrucefund.com, to obtain the same.

Investment Results (Unaudited)

Returns for the Periods Ended December 31, 2010

	Total	Average Annual
Fund/Index	Six Months	5 Year	10 Year
Bruce Fund	16.02%	5.90%	17.53%
S&P 500® Index*	23.27%	2.29%	1.41%
The gross expense ratio as of the most recent prospectus dated October 29, 2010 was 0.89%, which represented the fiscal year ended June 30, 2010.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-872-7823.

* The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The chart above assumes an initial investment of $10,000 made on December 31, 2000 and held through December 31, 2010. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Bruce Fund, and to obtain performance data current to the most recent month end, please call 1-800-872-7823. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

Fund Holdings (Unaudited)

[1]	As a percent of net assets.

Investment Objective

The investment objective of the Bruce Fund is long-term capital appreciation.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website www.sec.gov. The Fund’s Form N-Qs are also available by calling the Fund at (800) 872-7823. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

About Your Fund’s Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period (July 1, 2010) and held for the entire period (through December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	July 1, 2010	December 31, 2010	July 1 – December 31, 2010
Bruce Fund
Actual	$1,000.00	$1,160.24	$4.67
Hypothetical**	$1,000.00	$1,020.89	$4.37

*	Expenses are equal to the Fund’s annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
**	Assumes a 5% return before expenses.

Schedule of Investments (Unaudited)

December 31, 2010

No. of Shares	Issue	Cost	Fair Value
COMMON STOCKS–(35.64%)

	Automotive/Transportation (4.55%)
122,900	AMERCO(a)	$7,210,065	$11,803,316

	Business Services (0.71%)
130,000	Internet Capital Group, Inc.(a)	1,016,211	1,848,600

	Chemicals (2.00%)
640,270	Omega Protein Corp.(a)	2,994,558	5,186,187

	Consumer Products (0.11%)
207,957	Alanco Technologies, Inc.(a)	3,609,525	291,140

	Electric Services (4.54%)
294,849	Calpine Corp.(a)	3,720,342	3,933,286
463,954	Integrys Energy Group, Inc.	463,954	970,200
80,000	NextEra Energy, Inc.	3,972,688	4,159,200
50,000	Pepco Holdings, Inc.	554,830	912,500
50,000	Unisource Energy Corp.	1,476,415	1,792,000

		10,188,229	11,767,186

	Energy/Energy Services (1.70%)
50,000	ATP Oil & Gas Corp.(a)	1,921,122	837,000
156,919	Double Eagle Petroleum Co.(a)	3,182,328	770,472
382,168	SandRidge Energy, Inc.(a)	709,600	2,797,470

		5,813,050	4,404,942

	Guided Missiles & Space Vehicles & Parts (0.46%)
1,070,073	Astrotech Corp.(a)	3,406,771	1,209,182

	Health Services (5.01%)
597,347	America Service Group, Inc.	6,866,334	9,043,834
934,066	Antigenics, Inc.(a)	238,508	934,066
535,001	EDAP TMS S.A. (ADR)(a)	2,916,162	3,017,406

		10,021,004	12,995,306

	Industrial (0.46%)
67,987	US Ecology, Inc.	953,114	1,181,614

	Materials (0.67%)
318,000	Flotek Industries, Inc.(a)	1,168,327	1,733,100

	Manufacturing (6.12%)
1,581,500	AirBoss of America Corp. (Canadian)	5,441,626	10,011,205
30,000	Titan International, Inc.	2,539,767	5,862,000

		7,981,393	15,873,205

See accompanying notes which are an integral part of the financial statements.

Schedule of Investments (Unaudited) (continued)

December 31, 2010

No. of Shares	Issue	Cost	Fair Value
COMMON STOCKS–(continued)

	Mineral Exploration (2.35%)
291,255	Admiral Bay Resources, Inc.(a)	$4,153,315	$73,231
280,000	Kinross Gold Corp.	2,749,745	5,308,800
199,270	Solitario Exploration & Royalty Corp. (Canadian)(a)	347,555	725,343

		7,250,615	6,107,374

	Pharmaceutical/Drug Delivery (3.51%)
631,746	Durect Corp.(a)	2,244,259	2,179,524
130,000	Elan Corp., plc (ADR)(a)	851,573	744,900
50,000	Merck & Co., Inc.	2,130,680	1,802,000
250,000	Pfizer, Inc.	5,521,225	4,377,500

		10,747,737	9,103,924

	Property-Casualty Insurance (3.45%)
150,000	Allstate Corp./The	4,456,505	4,782,000
211,502	GAINSCO, Inc.(a)	5,685,629	1,797,767
45,000	RLI Corp.	2,225,358	2,365,650

		12,367,492	8,945,417

	Total Common Stocks	84,728,091	92,450,493

CONVERTIBLE PREFERRED/PREFERRED STOCKS–(4.64%)

	Convertible Preferred Stocks (3.84%)
10,000	AES Trust III, 6.75%	331,030	492,500
66,000	ATP Oil & Gas Preferred, 8.00%(c)	5,112,780	5,940,000
29,200	SandRidge Energy, 8.50%	2,726,281	3,521,082

		8,170,091	9,953,582

	Preferred Stocks (0.80%)
80,000	AMERCO Series A, 8.50%	1,491,145	2,075,200

	Total Convertible Preferred/Preferred Stocks	9,661,236	12,028,782

Principal
BONDS–(50.12%)

	Corporate (15.52%)

	Consumer Discretionary (3.38%)
$ 1,500,000	Land O' Lakes Capital Trust I, 7.45% due 3-15-2028(c)	975,703	1,350,000
6,200,000	XM Satellite Radio, Inc., 13.00% due 8-1-2013(c)	2,906,394	7,409,000

		3,882,097	8,759,000

	Energy (5.69%)
6,000,000	ATP Oil & Gas Corp., 11.875% due 5-1-2015(c)	4,543,920	5,700,000
2,000,000	Hercules Offshore LLC 10.50% due 10-15-2017(c)	1,589,941	1,665,000
3,000,000	McMoRan Exploration Co., 11.875% due 11-15-2014	2,408,024	3,330,000
2,000,000	W & T Offshore, Inc., 8.25% due 6-15-2014(c)	1,552,946	1,955,000
2,000,000	Whiting Petroleum Corp., 7.00% due 2-1-2014	1,539,928	2,110,000

		11,634,759	14,760,000

See accompanying notes which are an integral part of the financial statements.

Schedule of Investments (Unaudited) (continued)

December 31, 2010

Principal	Issue	Cost	Fair Value
BONDS–(continued)

	Corporate (continued)

	Utilities (6.45%)
$ 4,000,000	Constellation Energy Group, 7.60% due 4-1-2032	$3,514,901	$4,539,468
6,000,000	Energy XXI Gulf Coast, Inc., 10.00% due 6-15-2013	3,664,336	6,285,000
5,000,000	Mirant Americas Genr., Inc., 9.125% due 5-01-2031	3,718,933	4,950,000
1,000,000	ONEOK, Inc., 6.00% due 6-15-2035	741,449	971,765

		11,639,619	16,746,233

	Total Corporate Bonds	27,156,475	40,265,233

	Corporate Convertibles (21.65%)

	Consumer Discretionary (1.24%)
2,700,000	Midway Games, Inc., 6.00% due 9-30-2025(b)(e)	2,197,491	135,000
2,500,000	XM Satellite Radio, Inc., 7.00% due 12-1-2014(c)	2,922,976	3,081,250

		5,120,467	3,216,250

	Energy (3.69%)
3,000,000	BPZ Resources, Inc., 6.50% due 3-1-2015	2,952,306	3,146,250
6,600,000	Endeavor International Corp., 6.00% due 1-15-2012	6,467,626	6,435,000

		9,419,932	9,581,250

	Health Care (10.92%)
1,000,000	Cell Genesys, Inc., 3.125% due 11-1-2011(e)	897,557	850,000
1,705,000	Cell Genesys, Inc., 3.125% due 5-1-2013(e)	1,476,617	984,637
5,250,000	Cell Therapeutics, Inc., 5.75% due 12-15-2011(c)(e)	5,086,181	4,830,000
14,887,000	deCODE Genetics, Inc., 3.50% due 4-15-2011(b)	8,638,613	148,870
2,000,000	EDAP TMS S.A., 9.00% due 10-30-2012(e)	2,000,000	1,800,000
1,000,000	Human Genome Sciences, Inc., 2.25% due 10-15-2011	978,388	1,601,250
500,000	Intermune, Inc., 5.00% due 3-1-2015	432,553	1,026,250
3,000,000	Isis Pharmaceuticals, Inc., 2.625% due 2-15-2027(c)	2,780,788	2,943,750
1,060,000	Isis Pharmaceuticals, Inc., 2.625% due 2-15-2027	1,052,671	1,040,125
9,675,000	Mankind Corp., 3.75% due 12-15-2013	6,643,213	6,337,125
3,000,000	Mankind Corp., 5.75% due 8-15-2015	3,305,284	4,065,000
1,762,892	Oscient Pharmaceuticals, 12.50% due 1-15-2011(b)	3,066,152	176,289
7,000,000	Vion Pharmaceuticals, Inc., 7.75% due 2-15-2012(b)(c)(e)	5,888,910	210,000
1,920,000	Vion Pharmaceuticals, Inc., 7.75% due 2-15-2012(b)(e)	755,995	57,600
2,000,000	Viropharma, Inc., 2.00% due 3-15-2017	1,624,377	2,250,000

		44,627,299	28,320,896

	Industrials (3.97%)
4,389,000	C&D Technologies, Inc., 5.25% due 11-1-2025(c)	3,958,771	2,655,345
2,250,000	C&D Technologies, Inc., 5.25% due 11-1-2025	2,180,450	1,361,250
5,755,000	C&D Technologies, Inc., 5.50% due 11-15-2026	4,014,734	4,172,375
1,000,000	Titan International, Inc., 5.625% due 1-15-2017(c)	990,762	2,105,000

		11,144,717	10,293,970

	Materials (1.01%)
3,000,000	Flotek Industries, Inc., 5.25% due 2-15-2028	809,825	2,621,250

See accompanying notes which are an integral part of the financial statements.

Schedule of Investments (Unaudited) (concluded)

December 31, 2010

Principal	Issue	Cost	Fair Value
BONDS–(continued)

	Corporate Convertibles (continued)

	Utilities (0.82%)
$ 2,000,000	Unisource Energy Corp., 4.50% due 3-1-2035	$1,970,384	$2,130,000

	Total Corporate Convertible Bonds	73,092,624	56,163,616

	U.S. Government (12.95%)
30,000,000	U.S. Treasury "Strips," 0.00% due 8-15-2028	12,371,053	13,885,530
30,000,000	U.S. Treasury "Strips," 0.00% due 8-15-2029	12,407,036	13,235,880
20,000,000	U.S. Treasury "Strips," 0.00% due 2-15-2036	6,336,851	6,474,940

		31,114,940	33,596,350

	U.S. Municipal (0.00%)
1,000,000	Indianapolis Airport Authority, 6.50% due 11-15-2031(a)	166,972	5,000

	Total Bonds	131,531,011	130,030,199

No. of Shares
WARRANTS–(0.05%)
168,000	EDAP, Inc., expires 10-30-2013(a)(e)	–	126,000

	Total Warrants	–	126,000

RIGHTS–(0.01%)
200,000	Calpine Corp. Escrow Retirement Rights(a)(e)(f)	–	20,000

	Total Rights	–	20,000

MONEY MARKET–(8.73%)
22,630,426	Fidelity Institutional Money Market Treasury Only–Class I, 0.01%(d)	22,630,426	22,630,426

	Total Money Market	22,630,426	22,630,426

	Total Investments (99.19%)	$248,550,764	$257,285,900

	Other assets less liabilities (0.81%)		2,103,295

	TOTAL NET ASSETS (100.00%)		$259,389,195

(a)	Non-cash income producing security.
(b)	In default.
(c)	Private Placement and restricted security under Rule 144A of the Securities Act of 1933.
(d)	Variable rate securities; the money market rate shown represents the rate at December 31, 2010.
(e)	This security is currently valued according to the fair value procedures approved by the Board of Directors.
(f)	This security has no expiration date, it will convert to common stock at a future date.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities (Unaudited)

December 31, 2010

Assets
Investments in securities, at market value (cost $248,550,764)	$257,285,900
Cash	5,115
Dividends receivable	90,828
Interest Receivable	1,837,804
Receivable for Fund shares sold	408,559
Prepaid expenses	9,893
Total Assets	259,638,099
Liabilities
Payable for Fund shares redeemed	45,862
Accrued advisory fees	122,688
Other accrued expenses	80,354
Total Liabilities	248,904
Net Assets	$259,389,195
Net Assets consist of:
Capital stock (705,308 shares of $1 par value capital stock issued and outstanding)	$705,308
Paid in capital	263,115,709
Accumulated undistributed net investment income	1,553,173
Accumulated net realized (loss) on investments	(14,720,131)
Net unrealized appreciation on investments	8,735,136
Net Assets	$259,389,195
Shares outstanding: 2,000,000 shares authorized	705,308
Net asset value, offering and redemption price per share	$367.77

See accompanying notes which are an integral part of the financial statements.

Statement of Operations (Unaudited)

For the six months ended December 31, 2010

Investment Income
Interest income	$5,556,306
Dividend income (Net of foreign withholding taxes of $16,188)	1,263,251
Total Income	6,819,557
Expenses
Investment adviser fee	689,363
Transfer agent expense	116,753
Administration expense	90,877
Fund accounting expense	33,999
Report printing expense	33,299
Audit expense	20,472
Registration expense	15,120
Custodian expense	13,677
Postage expense	10,179
Trustee expense	1,513
Insurance expense	689
Total Expenses	1,025,941
Net Investment Income	5,793,616
Realized & Unrealized Gain (Loss)
Net realized gain on investment securities	14,328,881
Change in unrealized appreciation on investment securities	15,447,865
Net realized and unrealized gain on investment securities	29,776,746
Net increase in net assets resulting from operations	$35,570,362

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	For the Six Months Ended December 31, 2010 (Unaudited)	Fiscal Year Ended June 30, 2010
Operations
Net investment income	$5,793,616	$9,424,866
Net realized gain (loss) on investment securities	14,328,881	(21,665,197)
Change in unrealized appreciation on investment securities	15,447,865	50,053,076
Net increase in net assets resulting from operations	35,570,362	37,812,745
Distributions
From net investment income	(10,714,274)	(7,993,838)
Total distributions	(10,714,274)	(7,993,838)
Capital Share Transactions
Proceeds from shares sold	16,078,237	20,461,264
Reinvestment of distributions	9,939,553	7,403,222
Amount paid for shares redeemed	(12,051,749)	(22,827,586)
Net increase in net assets resulting from capital share transactions	13,966,041	5,036,900
Total Increase in Net Assets	38,822,129	34,855,807
Net Assets
Beginning of year	220,567,066	185,711,259
End of year	$259,389,195	$220,567,066
Accumulated undistributed net investment income included in net assets at end of year	$1,553,173	$6,476,855
Capital Share Transactions
Shares sold	45,239	63,950
Shares issued in reinvestment of distributions	27,390	24,067
Shares redeemed	(34,040)	(71,335)
Net increase in shares outstanding from capital share transactions	38,589	16,682

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Selected data for each share of capital stock outstanding through each year is presented below

	Six Months Ended December 31, 2010 (Unaudited)	Fiscal Year Ended June 30,
		2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$330.82	$285.69	$342.22	$424.14	$408.85	$350.35

Income from investment operations:

Net investment income	8.33	14.28	14.44	18.48	12.86	8.14

Net realized and unrealized gain (loss)	44.46	43.18	(55.37)	(73.12)	25.57	60.55

Total from investment operations	52.79	57.46	(40.93)	(54.64)	38.43	68.69

Less Distributions to Shareholders:

From net investment income	(15.84)	(12.33)	(11.52)	(21.45)	(10.17)	(5.41)

From net realized gain	–	–	(4.08)	(5.83)	(12.97)	(4.78)

Total distributions	(15.84)	(12.33)	(15.60)	(27.28)	(23.14)	(10.19)

Net asset value, end of period	$367.77	$330.82	$285.69	$342.22	$424.14	$408.85

Total Return[1]	16.02%[2]	20.44%	-11.20%	-13.04%	9.66%	19.98%

Ratios and Supplemental Data
Net assets, end of period ($ millions)	$259.39	$220.57	$185.71	$234.12	$380.88	$225.59

Ratio of expenses to average net assets	0.86%[3]	0.88%	0.93%	0.82%	0.78%	0.94%

Ratio of net investment income to average net assets	4.84%[3]	4.48%	5.29%	4.22%	3.72%	2.89%

Portfolio turnover rate	11.69%[2]	11.41%	15.61%	20.80%	14.69%	29.02%

[1]	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
[2]	Not annualized
[3]	Annualized

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

December 31, 2010

NOTE A–ORGANIZATION

Bruce Fund, Inc. (the “Fund”) is a Maryland corporation incorporated on June 20, 1967. The Fund’s only business during the past five years has been as an investment company. The name of the Fund was changed to Bruce Fund, Inc., in October 1983. The Fund is an open end, diversified, management investment company and the Fund’s primary investment objective is long-term capital appreciation. The investment adviser to the Fund is Bruce and Co., Inc. (the “Adviser”).

NOTE B–SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Estimates–The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation–All investments in securities are recorded at their estimated fair value as described in Note C.

Federal Income Taxes–The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the period ended December 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for tax year 2007.

Security Transactions and Related Income–The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions–The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net

Notes to Financial Statements (Unaudited) (continued)

December 31, 2010

realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

New Accounting Pronouncements–On January 21, 2010, the Financial Accounting Standard Board (“FASB”) issued changes to the authoritative guidance under the accounting principles generally accepted in the United States of America (“GAAP”) for fair value measurements. The objective of this guidance is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose (a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, (b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and (c) purchases, sales, issuances and settlements in the Level 3 roll forward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Funds do not expect the implications of this guidance to have a material impact on its financial statements.

Subsequent Events–In accordance with GAAP, management has evaluated subsequent events through the date these financial statements were issued and determined there were no material subsequent events, except as otherwise noted in these notes.

NOTE C–SUMMARY OF SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

In accordance with Accounting Standards Codification 820, “Fair Value Measurements and Disclosures” (“ASC 820”), fair value is defined as the price that the trust would receive upon selling an investment in a orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including the technique or pricing model used to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 which represents quoted prices in active markets for identical investments. Level 2 which represents fair value based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.). Level 3 which

Notes to Financial Statements (Unaudited) (continued)

December 31, 2010

represents fair value based on significant unobservable inputs (including the trust’s own assumptions in determining the fair value of investments). At the Inception Date, all of the trust’s investments are classified as Level 2 as the securities are transacted through a dealer network.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, American depositary receipts, warrants, and rights, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current

Notes to Financial Statements (Unaudited) (continued)

December 31, 2010

fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, including convertible preferred stocks, preferred stocks, U.S. government securities, municipal bonds, corporate bonds, and corporate convertible bonds, are valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

The following is a summary of the inputs used to value the Fund’s assets as of December 31, 2010:

	Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$92,450,493	$–	$–	$92,450,493
Convertible Preferred Securities	–	6,088,782	–	6,088,782
Restricted Convertible Preferred Securities	–	5,940,000	–	5,940,000
Corporate Bonds	–	22,186,233	–	22,186,233
Restricted Corporate Bonds	–	18,079,000	–	18,079,000
Corporate Convertible Bonds	–	36,511,034	3,827,237	40,338,271
Restricted Corporate Convertible Bonds	–	10,785,345	5,040,000	15,825,345
U.S. Government Bonds	–	33,596,350	–	33,596,350
Municipal Bonds	–	5,000	–	5,000
Warrants	–	–	126,000	126,000
Rights	–	–	20,000	20,000
Money Market	22,630,426	–	–	22,630,426
Total	$115,080,919	$133,191,744	$9,013,237	$257,285,900
*	Refer to the Schedule of Investments for industry classifications.

Notes to Financial Statements (Unaudited) (continued)

December 31, 2010

In the absence of a listed price quote, or a supplied price quote which is deemed to be unrepresentative of the actual market price, the Adviser shall use any or all of the following criteria to value Level 3 securities:

•	Last sales price

•	Price given by pricing service

•	Last quoted bid & asked price

•	Third party bid & asked price

•	Indicated opening range

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

	Balance as of June 30, 2010	Realized gain (loss)	Amortization/ Accretion	Change in unrealized appreciation (depreciation)	Net purchases (sales)	Transfers in and/or out of Level 3	Balance as of December 31, 2010
Convertible Corporate Bonds	$8,403,385	$1,125,347	$(1,370)	$(192,030)	$(7,216,825)	$1,708,730	$3,827,237
Restricted Convertible Corporate Bonds	5,580,000	–	80,087	969,913	–	(1,590,000)	5,040,000
Warrants	83,640	7,690	–	63,000	(28,330)		126,000
Rights	20,000	–	–	–	–	–	20,000
Total	$14,087,025	$1,133,037	$78,717	$840,883	$(7,245,155)	$118,730	$9,013,237

The total change in unrealized appreciation included in the Statement of Changes in Net Assets attributable to Level 3 investments still held at December 31, 2010 was $1,734,166.

Total Change in Unrealized Appreciation
Convertible Corporate Bonds	$504,157
Restricted Convertible Corporate Bonds	1,167,009
Warrants	63,000
Rights	–
Total	$1,734,166

NOTE D–PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2010, purchases and sales of securities, other than short-term investments and short-term U.S. Government obligations were as follows:

	Purchases	Sales
U.S. Government Obligations	$–	$–
Other	25,395,442	36,409,238

At December 31, 2010, the net unrealized appreciation on investments for tax purposes was as follows:

Gross Appreciation	$50,809,823
Gross (Depreciation)	(42,074,687)
Net Appreciation on Investments	$8,735,136

Notes to Financial Statements (Unaudited) (continued)

December 31, 2010

At December 31, 2010, the aggregate cost of securities for federal income tax purposes was $229,089,432.

NOTE E–RELATED PARTIES

Bruce and Co., an Illinois corporation, is the investment adviser of the Fund and furnishes investment advice. In addition, it provides office space and facilities and pays the cost of all prospectuses and financial reports (other than those mailed to current shareholders). Compensation to the Adviser for its services under the Investment Advisory Contract is paid monthly based on the following:

Annual Percentage Fee	Applied to Average Net Assets of Fund
1.00%	Up to $20,000,000; plus
0.60%	$20,000,000 to $100,000,000; plus
0.50%	over $100,000,000.

At December 31, 2010, Robert B. Bruce was the beneficial owner of 16,357 Fund shares, R. Jeffrey Bruce was the beneficial owner of 5,849 Fund shares, Robert DeBartolo was the beneficial owner of 178 Fund shares, and W. Martin Johnson was the beneficial owner of 4 Fund shares. Robert B. Bruce, Robert DeBartolo, and W. Martin Johnson are directors of the Fund; both Robert B. Bruce and R. Jeffrey Bruce are officers of the Fund and are officers, directors and owners of the Adviser.

NOTE F–DIVIDEND DISTRIBUTION

On December 21, 2010, the Fund paid a dividend from net investment income of $15.8429 per share or $10,714,274 for shareholders of record on December 20, 2010.

The tax character of distributions paid during fiscal years 2010 and 2009 was as follows:

	2010	2009
Distributions paid from:
Ordinary Income	$7,993,838	$7,692,453
Short-Term Capital Gain	–	–
Long-Term Capital Gain	–	2,723,394
	$7,993,838	$10,415,847

At June 30, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	$6,514,830
Capital Loses Carryforward	(9,837,977)
Unrealized Depreciation	(26,177,084)
$(29,500,231)

At June 30, 2010, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the deferral of post-October losses in the amount of $19,461,332.

Notes to Financial Statements (Unaudited) (concluded)

December 31, 2010

NOTE G–CAPITAL LOSS CARRYFORWARD

At June 30, 2010, the Fund has available for federal tax purposes an unused capital loss carryforward of $9,837,977 which is available for offset against future taxable net capital gains. This loss carryforward expires on June 30, 2017 through June 30, 2018 as shown in the table below. To the extent these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

Amount	Expires June 30,
$1,832,182	2017
8,005,795	2018

NOTE H–RESTRICTED SECURITIES

The Fund has acquired several securities, the sale of which is restricted, through private placements. At December 31, 2010, the aggregate market value of such securities amounted to $39,844,345 or 15% of the Fund’s net assets. 87% of the restricted securities are valued using quoted market prices. The other 13% are valued according to fair value procedures approved by the Board of Directors. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Approval of Management Agreement (Unaudited)

The Board approved and renewed the Investment Advisory Agreement at a meeting held on November 18, 2010 using the following as their basis as transcribed from the minutes:

“The Board next considered the proposed renewal of the Investment Advisory Agreement extending Bruce and Co.’s investment advisory contract until December 31, 2011. Each independent director had a copy of the present Investment Advisory Agreement. The fee comparisons by Morningstar and Bloomberg of 21 comparable Funds place Bruce Fund first in 15-year total annualized return, fifth lowest in gross expense ratio and highest in total return YTD. The Grant Thornton audit letter of August 27, 2010 was reviewed by the independent directors. It stated that no audit adjustments were required, that the auditor had no disagreements with management, and that no significant difficulties were encountered in performing the audit.

The written materials provided to the directors included a description of services provided by Bruce and Co. and the dollar amount of advisory fees paid to Bruce and Co. Robert Bruce reported on the portfolio management process, trading activities and securities transactions of affiliated persons. The materials showed a comparison of the Fund’s performance through November with the S&P 500. Total returns YTD and reports of performance of Bruce Fund with other “mixed equity funds” were discussed with the independent directors.

The independent directors discussed the above, and the performance of Bruce and Co. over the past year and over the preceding years. Director Johnson moved to renew the investment advisory agreement through December 31, 2011; Director DeBartolo seconded the motion. The vote in favor was unanimous.”

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by (1) calling the Fund at (800) 872-7823 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

BRUCE FUND

OFFICERS AND DIRECTORS

Robert B. Bruce

President and Treasurer

R. Jeffrey Bruce

Vice President and Secretary

Robert DeBartolo

Director

W. Martin Johnson

Director

Investment Adviser

Bruce and Co., Inc.

Chicago, Illinois

Custodian

Huntington National Bank

Columbus, Ohio

Transfer Agent

Huntington Asset Services, Inc.

Indianapolis, Indiana

Counsel

Thomas P. Ward

Lake Forest, Illinois

Independent Registered Public Accounting Firm

Grant Thornton LLP

Chicago, Illinois

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fees and expenses. Please read the prospectus carefully before investing.

Item 2.	Code of Ethics. Not Applicable.

Item 3.	Audit Committee Financial Expert. Not Applicable.

Item 4.	Principal Accountant Fees and Services. Not Applicable.

Item 5.	Audit Committee of Listed Companies. Not Applicable.

Item 6.	Schedule of Investments.
(a)	Not Applicable.
(b)	Not Applicable.

Item	7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not Applicable—Applies to closed-end funds only.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable—Applies to closed-end funds only.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable—Applies to closed-end funds only.

Item 10.	Submission of Matters to a Vote of Security Holders. Not Applicable
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable—File with Annual Report

(a)(2) Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the   Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not Applicable—there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BRUCE FUND, INC.

By	/S/ ROBERT B. BRUCE
Robert B. Bruce, President

Date	3/8/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ ROBERT B. BRUCE
Robert B. Bruce, President

Date	3/8/11

By	/S/ R. JEFFREY BRUCE
R. Jeffrey Bruce, Principal Accounting Officer

Date	3/8/11

.